AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference into the registration statement (File No. 333-117444) on Form S-8 of Universal Detection Technology of our report dated February 25, 2005 relating to the financial statements of Universal Detection Technology .




                                            /s/ AJ. Robbins, P.C.
                                            ----------------------------------
                                            AJ. ROBBINS, P.C.
                                            CERTIFIED PUBLIC ACCOUNTANTS




DENVER, COLORADO
MARCH 30, 2005